Intangible Assets and Goodwill - Schedule of Intangible Assets (Details) (10Q) - USD ($) $ in Thousands	Mar. 31, 2019	Dec. 31, 2018
Cost	$ 590
Accumulated Amortization	10
Total intangible assets, Net	580	$ 2,250
Tradenames, Service Marks and Domain Names [Member]
Cost	50
Accumulated Amortization	2
Total intangible assets, Net	48
Customer Relationships [Member]
Cost	540
Accumulated Amortization	8
Total intangible assets, Net	$ 532